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                               STRATUS FUND, INC.
                       200 CENTRE TERRACE, 1225 "L" STREET
                             LINCOLN, NEBRASKA 68508
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                              PROSPECTUS SUPPLEMENT
                           DATED NOVEMBER 17, 1997 TO
                        PROSPECTUS OF STRATUS FUND, INC.
                              DATED OCTOBER 1, 1997

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO


        A Special Meeting of the Shareholders of Stratus Fund, Inc. (the "Fund"), is currently scheduled to be held on Friday, December 12, 1997. At the Special Meeting, the proposals described below will be considered. If approved by Shareholders, the Fund's capital structure and fundamental investment limitations, the investment objective of Government Securities Portfolio and the investment advisory agreements for Growth Portfolio and Capital Appreciation Portfolio will be revised as indicated.

        1. For the Fund, to approve a proposal to adopt Amended and Restated Articles of Incorporation to create a multiple class structure for each portfolio (each a "Portfolios" and collectively the "Portfolio") of the Fund. If approved by Shareholders, the Amended and Restated Articles of Incorporation of the Fund would redesignate the current shares of the Fund's investment Portfolios as Institutional Class shares of such Portfolio, and would create a new Retail Class A class of shares for each Portfolio. The rights and preferences of the Fund's issued and outstanding shares would not be affected by the redesignation of those shares as Institutional Class shares. The Retail Class A shares of each Portfolio will have the same rights and preferences as the Institutional Class of shares, except that purchasers of Retail Class A shares may pay sales loads and will bear certain expenses incurred in connection with distribution of such shares.

        2. For the Fund, to revise the fundamental investment limitations applicable to all Portfolios of the Fund to read as follows:

               Without shareholder approval, each of the Portfolios may not:

               (1) with respect to 75% of the value of the total assets of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio, and with respect to 100% of the value of the total assets of the Intermediate Government Bond Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (2) purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

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               (3)  invest in companies for the purpose of exercising control or influencing management;

               (4)  purchase or sell real  estate,  commodities  or interests in
                    oil,  gas  or  other  mineral   exploration  or  development
                    programs;

               (5) make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contracts and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities;

               (6)  underwrite securities of other issuers;

               (7) purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts and forward commitments;

               (8) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

               (9) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets; or

               (10) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (9) above and then securities mortgaged, hypothecated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value.

        3. For the Capital Appreciation Portfolio, to approve an amendment to the investment advisory agreement with Union Bank and Trust Company that would
(i) revise the incentive advisory fee schedule from a range of 0.00% to 2.80% to a range of 0.40%to 2.40% and (ii) change the stated index used to determine the incentive fee from the S&P 500 Index to the Russell 2000 Index.

        4. For the Growth Portfolio, to approve an amendment to the investment advisory agreement with Union Bank and Trust Company to change the annual advisory fee from 0.50% of average daily net assets to 0.75% of average daily net assets.

        5. For the Government Securities Portfolio, to change the investment objective from "current income consistent with the preservation of capital" to "providing high total return consistent with long term preservation of capital."

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